Exhibit 99.2

Supplemental Financial Information

Third Quarter 2026

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	8-9
Investment and Savings Products segment - financial results, financial analysis, and key statistics	10-11
Corporate & Other Distributed Products segment - financial results	12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2025.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2026

This document is a financial supplement to our third quarter 2026 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026	Dec 31, 2026
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,784,534	$3,798,697	$3,885,589	$4,116,941	$4,206,352	$4,259,192	$4,221,538
Securities held to maturity	1,285,340	1,258,800	1,241,540	1,175,380	1,130,730	1,073,520	1,018,380
Total investments and cash	5,069,874	5,057,497	5,127,129	5,292,321	5,337,082	5,332,712	5,239,918
Reinsurance recoverables	2,722,544	2,698,144	2,596,597	2,564,952	2,480,051	2,450,745	2,287,256
Deferred policy acquisition costs	3,742,693	3,817,119	3,863,442	3,915,998	3,954,334	3,991,486	4,032,097
Other assets	935,802	938,583	946,717	957,544	783,400	850,498	816,315
Separate account assets	2,118,098	2,318,492	2,313,874	2,281,520	2,122,558	2,156,498	2,103,941
Total assets	$14,589,010	$14,829,834	$14,847,759	$15,012,336	$14,677,426	$14,781,939	$14,479,528

Liabilities:
Future policy benefits	$6,637,937	$6,719,044	$6,816,778	$6,818,179	$6,728,920	$6,803,364	$6,286,925
Other policy liabilities	907,038	906,558	862,242	867,305	848,328	849,968	835,184
Other liabilities	692,224	641,378	618,061	744,121	646,724	691,570	732,615
Debt obligations	594,713	594,913	595,114	595,315	595,516	595,716	595,917
Surplus note	1,285,032	1,258,508	1,241,263	1,175,119	1,130,485	1,073,291	1,018,167
Payable under securities lending	97,560	83,425	104,535	84,876	85,020	88,579	80,185
Separate account liabilities	2,118,098	2,318,492	2,313,874	2,281,520	2,122,558	2,156,498	2,103,941
Total liabilities	12,332,601	12,522,318	12,551,868	12,566,435	12,157,552	12,258,986	11,652,934

Stockholders’ equity:
Common stock ($0.01 par value) (1)	330	325	321	318	313	309	305
Paid-in capital	—	—	—	—	—	—	—
Retained earnings	2,253,435	2,270,996	2,319,750	2,416,149	2,440,207	2,473,436	2,527,210
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(133,764)	(124,629)	(91,680)	(89,323)	(121,051)	(110,635)	(220,293)
Effect of change in discount rate assumptions on the liability for future policy benefits	171,599	174,626	89,692	134,594	223,792	190,796	550,437
Cumulative translation adjustment	(35,191)	(13,803)	(22,191)	(15,836)	(23,388)	(30,952)	(31,065)
Total stockholders’ equity	2,256,409	2,307,516	2,295,892	2,445,901	2,519,874	2,522,953	2,826,594
Total liabilities and stockholders' equity	$14,589,010	$14,829,834	$14,847,759	$15,012,336	$14,677,426	$14,781,939	$14,479,528

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,256,409	$2,307,516	$2,295,892	$2,445,901	$2,519,874	$2,522,953	$2,826,594
Less: Net unrealized gains (losses)	(133,764)	(124,629)	(91,680)	(89,323)	(121,051)	(110,635)	(220,293)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	171,599	174,626	89,692	134,594	223,792	190,796	550,437
Adjusted stockholders’ equity	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133	$2,442,793	$2,496,450

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,197,050	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133	$2,442,793
Net Income	169,051	178,344	206,793	197,047	190,096	202,278	209,127
Shareholder dividends	(34,736)	(34,209)	(33,819)	(33,288)	(38,117)	(37,480)	(37,062)
Retirement of shares	(126,637)	(129,124)	(129,000)	(74,654)	(140,974)	(135,295)	(122,094)
Net foreign currency translation adjustment	(424)	21,388	(8,388)	6,355	(7,551)	(7,565)	(113)
Other, net	14,270	2,546	4,775	7,291	13,049	3,722	3,799
Balance, end of period	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133	$2,442,793	$2,496,450

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,680,430	$3,742,693	$3,817,119	$3,863,442	$3,915,998	$3,954,334	$3,991,486
General expenses deferred	10,883	11,605	11,235	10,368	11,363	10,958	11,113
Commission costs deferred	130,162	126,272	122,850	120,125	117,128	116,730	116,376
Amortization of deferred policy acquisition costs	(78,550)	(80,043)	(81,498)	(82,813)	(84,260)	(85,128)	(86,592)
Foreign currency impact and other, net	(232)	16,592	(6,263)	4,876	(5,895)	(5,409)	(285)
Balance, end of period	$3,742,693	$3,817,119	$3,863,442	$3,915,998	$3,954,334	$3,991,486	$4,032,097

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

																YOY Q3							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2025		Q2 2025		Q3 2025		Q4 2025		Q1 2026		Q2 2026		Q3 2026		Q4 2026	$ Change		% Change	YTD 2025		YTD 2026		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	33,292,459		32,870,061		32,404,112		31,978,688		31,680,718		31,195,872		30,774,760			(1,629,352)		-5.0%	32,852,290		31,213,798		(1,638,492)		-5.0%

Net income	$169,051		$178,344		$206,793		$197,047		$190,096		$202,278		$209,127			$2,334		1.1%	$554,187		$601,501		$47,314		8.5%
Less income attributable to unvested participating securities	(585)		(572)		(678)		(606)		(626)		(684)		(728)			(49)		-7.2%	(1,837)		(2,036)		(198)		-10.8%
Net income used in computing basic EPS	$168,466		$177,772		$206,114		$196,441		$189,470		$201,594		$208,399			$2,285		1.1%	$552,350		$599,466		$47,116		8.5%
Basic earnings per share	$5.06		$5.41		$6.36		$6.14		$5.98		$6.46		$6.77			$0.41		6.4%	$16.81		$19.21		$2.40		14.3%

Adjusted net operating income	$168,068		$180,385		$206,052		$196,907		$189,794		$200,954		$209,257			$3,205		1.6%	$554,505		$600,006		$45,501		8.2%
Less operating income attributable to unvested participating securities	(581)		(579)		(676)		(605)		(625)		(679)		(728)			(52)		-7.7%	(1,838)		(2,030)		(192)		-10.4%
Adjusted net operating income used in computing basic operating EPS	$167,487		$179,806		$205,376		$196,302		$189,170		$200,274		$208,529			$3,153		1.5%	$552,666		$597,975		$45,309		8.2%
Basic adjusted operating income per share	$5.03		$5.47		$6.34		$6.14		$5.97		$6.42		$6.78			$0.44		6.9%	$16.82		$19.16		$2.34		13.9%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	33,292,459		32,870,061		32,404,112		31,978,688		31,680,718		31,195,872		30,774,760			(1,629,352)		-5.0%	32,852,290		31,213,798		(1,638,492)		-5.0%
Dilutive impact of contingently issuable shares	49,670		41,352		47,284		53,183		46,818		40,702		44,908			(2,376)		-5.0%	46,102		44,143		(1,959)		-4.2%
Shares used to calculate diluted EPS	33,342,129		32,911,413		32,451,396		32,031,871		31,727,536		31,236,574		30,819,669			(1,631,728)		-5.0%	32,898,392		31,257,941		(1,640,451)		-5.0%

Net income	$169,051		$178,344		$206,793		$197,047		$190,096		$202,278		$209,127			$2,334		1.1%	$554,187		$601,501		$47,314		8.5%
Less income attributable to unvested participating securities	(584)		(571)		(678)		(605)		(625)		(683)		(727)			(49)		-7.3%	(1,835)		(2,033)		(198)		-10.8%
Net income used in computing diluted EPS	$168,467		$177,772		$206,115		$196,442		$189,471		$201,595		$208,400			$2,285		1.1%	$552,352		$599,468		$47,116		8.5%
Diluted earnings per share	$5.05		$5.40		$6.35		$6.13		$5.97		$6.45		$6.76			$0.41		6.5%	$16.79		$19.18		$2.39		14.2%

Adjusted net operating income	$168,068		$180,385		$206,052		$196,907		$189,794		$200,954		$209,257			$3,205		1.6%	$554,505		$600,006		$45,501		8.2%
Less operating income attributable to unvested participating securities	(580)		(578)		(675)		(604)		(624)		(679)		(727)			(52)		-7.7%	(1,836)		(2,028)		(192)		-10.4%
Adjusted net operating income used in computing diluted operating EPS	$167,487		$179,807		$205,377		$196,303		$189,170		$200,275		$208,530			$3,153		1.5%	$552,668		$597,978		$45,309		8.2%
Diluted adjusted operating income per share	$5.02		$5.46		$6.33		$6.13		$5.96		$6.41		$6.77			$0.44		7.0%	$16.80		$19.13		$2.33		13.9%

Annualized Return on Equity
Average stockholders' equity	$2,257,725		$2,281,963		$2,301,704		$2,370,896		$2,482,888		$2,521,414		$2,674,774			$373,070		16.2%	$2,280,464		$2,559,692		$279,228		12.2%
Average adjusted stockholders' equity	$2,207,812		$2,238,047		$2,277,699		$2,349,255		$2,408,882		$2,429,963		$2,469,622			$191,922		8.4%	$2,241,186		$2,436,155		$194,969		8.7%

Net income return on stockholders' equity	30.0%		31.3%		35.9%		33.2%		30.6%		32.1%		31.3%			-4.7%		nm	32.4%		31.3%		-1.1%		nm
Net income return on adjusted stockholders' equity	30.6%		31.9%		36.3%		33.6%		31.6%		33.3%		33.9%			-2.4%		nm	33.0%		32.9%		0.0%		nm

Adjusted net operating income return on adjusted stockholders' equity	30.4%		32.2%		36.2%		33.5%		31.5%		33.1%		33.9%			-2.3%		nm	33.0%		32.8%		-0.1%		nm

Capital Structure
Debt-to-capital (1)	20.9%		20.5%		20.6%		19.6%		19.1%		19.1%		17.4%			-3.2%		nm	20.6%		17.4%		-3.2%		nm
Debt-to-capital, excluding AOCI (1)	20.9%		20.8%		20.4%		19.8%		19.6%		19.4%		19.1%			-1.3%		nm	20.4%		19.1%		-1.3%		nm

Cash and invested assets to stockholders' equity	2.2	x	2.2	x	2.2	x	2.2	x	2.1	x	2.1	x	1.9	x		(0.4	x)	nm	2.2	x	1.9	x	(0.4	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.3	x	2.2	x	2.2	x	2.2	x	2.2	x	2.2	x	2.1	x		(0.1	x)	nm	2.2	x	2.1	x	(0.1	x)	nm

Share count, end of period (2)	33,022,554		32,545,209		32,075,564		31,809,803		31,343,338		30,898,185		30,501,818			(1,573,746)		-4.9%	32,075,564		30,501,818		(1,573,746)		-4.9%
Adjusted stockholders' equity per share	$67.18		$69.37		$71.64		$75.47		$77.12		$79.06		$81.85			$10.21		14.2%	$71.64		$81.85		$10.21		14.2%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1			na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-			na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+		A+			na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1			na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-		A-			na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-		a-			na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$858,845	$866,254	$868,651	$869,030	$871,246	$877,754	$876,839		$8,188	0.9%	$2,593,750	$2,625,838	$32,088	1.2%
Ceded premiums	(410,521)	(433,408)	(414,104)	(420,843)	(414,859)	(442,280)	(423,209)		(9,105)	-2.2%	(1,258,034)	(1,280,348)	(22,314)	-1.8%
Net premiums	448,323	432,846	454,547	448,187	456,387	435,473	453,630		(917)	-0.2%	1,335,716	1,345,490	9,774	0.7%
Net investment income	41,671	40,928	42,431	42,122	43,283	43,738	45,740		3,310	7.8%	125,030	132,761	7,731	6.2%
Commissions and fees:
Sales-based (1)	111,270	115,933	118,637	131,305	136,355	135,509	140,822		22,185	18.7%	345,841	412,686	66,845	19.3%
Asset-based (2)	152,014	154,735	172,286	181,407	187,366	197,598	209,261		36,974	21.5%	479,036	594,226	115,190	24.0%
Account-based (3)	24,195	24,394	24,420	24,347	23,619	24,118	24,514		93	0.4%	73,008	72,251	(758)	-1.0%
Other commissions and fees	9,477	10,970	10,146	10,326	9,401	11,385	12,121		1,975	19.5%	30,594	32,907	2,313	7.6%
Investment (losses) gains	757	(2,866)	652	641	396	1,691	(169)		(822)	nm	(1,457)	1,917	3,374	nm
Other, net	17,135	16,394	16,732	15,347	15,886	15,554	15,736		(996)	-6.0%	50,261	47,176	(3,086)	-6.1%
Total revenues	804,843	793,334	839,852	853,683	872,693	865,066	901,654		61,802	7.4%	2,438,029	2,639,413	201,384	8.3%
Benefits and expenses:
Benefits and claims	174,862	152,494	172,152	166,420	171,254	147,328	167,452		(4,700)	-2.7%	499,507	486,034	(13,474)	-2.7%
Future policy benefits remeasurement (gain)/loss	(3,273)	(5,895)	(23,114)	(5,107)	(7,377)	(5,038)	(11,833)		11,281	48.8%	(32,282)	(24,248)	8,034	24.9%
Amortization of DAC	78,550	80,043	81,498	82,813	84,260	85,128	86,592		5,093	6.2%	240,091	255,979	15,889	6.6%
Insurance commissions	6,124	5,751	5,499	5,621	5,618	5,778	6,070		571	10.4%	17,374	17,466	92	0.5%
Insurance expenses	64,805	64,362	64,131	70,168	66,567	71,159	70,357		6,225	9.7%	193,299	208,083	14,784	7.6%
Sales commissions:
Sales-based (1)	77,267	82,935	82,867	89,561	95,168	95,816	98,767		15,900	19.2%	243,069	289,751	46,682	19.2%
Asset-based (2)	76,246	78,010	87,337	93,247	95,360	100,677	106,518		19,181	22.0%	241,593	302,555	60,962	25.2%
Other sales commissions	4,605	5,346	4,484	5,015	4,682	5,431	5,631		1,147	25.6%	14,435	15,744	1,309	9.1%
Interest expense	6,004	6,000	5,985	5,968	5,861	5,833	5,750		(235)	-3.9%	17,990	17,443	(546)	-3.0%
Other operating expenses	98,338	89,792	87,333	92,904	101,882	94,736	94,438		7,105	8.1%	275,463	291,056	15,593	5.7%
Total benefits and expenses	583,528	558,838	568,173	606,609	623,275	606,847	629,742		61,569	10.8%	1,710,539	1,859,864	149,325	8.7%
Income before income taxes	221,315	234,496	271,679	247,074	249,418	258,219	271,912		234	0.1%	727,490	779,550	52,060	7.2%
Income taxes	52,264	56,153	64,886	50,027	59,322	55,941	62,785		(2,101)	-3.2%	173,303	178,048	4,745	2.7%
Net Income	169,051	178,344	206,793	197,047	190,096	202,278	209,127		2,334	1.1%	554,187	601,501	47,314	8.5%

Income Before Income Taxes by Segment
Term Life Insurance	$146,785	$155,012	$172,684	$146,578	$154,859	$148,480	$152,692		$(19,993)	-11.6%	$474,482	$456,031	$(18,451)	-3.9%
Investment & Savings Products	81,270	79,420	94,223	100,609	100,900	104,216	114,054		19,830	21.0%	254,914	319,169	64,254	25.2%
Corporate & Other Distributed Products	(6,741)	64	4,771	(113)	(6,340)	5,523	5,167		396	8.3%	(1,906)	4,350	6,256	nm
Income before income taxes	$221,315	$234,496	$271,679	$247,074	$249,418	$258,219	$271,912		$234	0.1%	$727,490	$779,550	$52,060	7.2%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$854,430	$861,919	$864,047	$865,138	$867,202	$873,604	$872,573		$8,526	1.0%	$2,580,396	$2,613,380	$32,983	1.3%
Less: Premiums ceded to IPO Coinsurers	191,477	187,988	185,392	183,123	179,575	176,766	173,221		(12,171)	-6.6%	564,857	529,562	(35,295)	-6.2%
Term Life Insurance adjusted direct premiums	$662,953	$673,931	$678,655	$682,015	$687,627	$696,838	$699,352		$20,697	3.0%	$2,015,539	$2,083,818	$68,278	3.4%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(409,334)	$(432,306)	$(412,935)	$(419,273)	$(413,843)	$(441,242)	$(422,072)		$(9,137)	-2.2%	$(1,254,576)	$(1,277,157)	$(22,581)	-1.8%
Less: Premiums ceded to IPO Coinsurers	(191,477)	(187,988)	(185,392)	(183,123)	(179,575)	(176,766)	(173,221)		12,171	6.6%	(564,857)	(529,562)	35,295	6.2%
Term Life Insurance other ceded premiums	$(217,857)	$(244,318)	$(227,543)	$(236,149)	$(234,269)	$(264,475)	$(248,851)		$(21,308)	-9.4%	$(689,719)	$(747,595)	$(57,876)	-8.4%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$41,671	$40,928	$42,431	$42,122	$43,283	$43,738	$45,740		$3,310	7.8%	$125,030	$132,761	$7,731	6.2%
Less: MTM investment adjustments	530	182	321	(466)	—	—	—		nm	nm	1,033	—	nm	nm
Adjusted net investment income	$41,141	$40,746	$42,110	$42,588	$43,283	$43,738	$45,740		$3,631	8.6%	$123,997	$132,761	$8,764	7.1%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(6,741)	$64	$4,771	$(113)	$(6,340)	$5,523	$5,167		$396	8.3%	$(1,906)	$4,350	$6,256	nm
Less: Investment gains/(losses)	757	(2,866)	652	641	396	1,691	(169)		nm	nm	(1,457)	1,917	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—	—		nm	nm	1,033	—	nm	nm
Adjusted operating income before income taxes	$(8,028)	$2,748	$3,798	$(288)	$(6,736)	$3,832	$5,336		$1,539	40.5%	$(1,482)	$2,433	$3,915	nm

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$804,843	$793,334	$839,852	$853,683	$872,693	$865,066	$901,654		$61,802	7.4%	$2,438,029	$2,639,413	$201,384	8.3%
Less: Investment (losses) gains	757	(2,866)	652	641	396	1,691	(169)		nm	nm	(1,457)	1,917	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—	—		nm	nm	1,033	—	nm	nm
Adjusted operating revenues	$803,556	$796,018	$838,879	$853,508	$872,297	$863,375	$901,823		$62,945	7.5%	$2,438,453	$2,637,496	$199,044	8.2%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$221,315	$234,496	$271,679	$247,074	$249,418	$258,219	$271,912		$234	0.1%	$727,490	$779,550	$52,060	7.2%
Less: Investment (losses) gains	757	(2,866)	652	641	396	1,691	(169)		nm	nm	(1,457)	1,917	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—	—		nm	nm	1,033	—	nm	nm
Adjusted operating income before income taxes	$220,028	$237,181	$270,706	$246,899	$249,023	$256,528	$272,082		$1,376	0.5%	$727,914	$777,632	$49,719	6.8%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$169,051	$178,344	$206,793	$197,047	$190,096	$202,278	$209,127		$2,334	1.1%	$554,187	$601,501	$47,314	8.5%
Less: Investment (losses) gains	757	(2,866)	652	641	396	1,691	(169)		nm	nm	(1,457)	1,917	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—	—		nm	nm	1,033	—	nm	nm
Less: Tax impact of preceding items	(304)	643	(232)	(35)	(94)	(366)	39		nm	nm	106	(421)	nm	nm
Adjusted net operating income	$168,068	$180,385	$206,052	$196,907	$189,794	$200,954	$209,257		$3,205	1.6%	$554,505	$600,006	$45,501	8.2%

7 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$854,430	$861,919	$864,047	$865,138	$867,202	$873,604	$872,573		$8,526	1.0%	$2,580,396	$2,613,380	$32,983	1.3%
Premiums ceded to IPO coinsurers (1)	(191,477)	(187,988)	(185,392)	(183,123)	(179,575)	(176,766)	(173,221)		12,171	6.6%	(564,857)	(529,562)	35,295	6.2%
Adjusted direct premiums (2)	662,953	673,931	678,655	682,015	687,627	696,838	699,352		20,697	3.0%	2,015,539	2,083,818	68,278	3.4%
Other ceded premiums (3)	(217,857)	(244,318)	(227,543)	(236,149)	(234,269)	(264,475)	(248,851)		(21,308)	-9.4%	(689,719)	(747,595)	(57,876)	-8.4%
Net premiums	445,096	429,613	451,112	445,866	453,359	432,363	450,501		(611)	-0.1%	1,325,821	1,336,223	10,402	0.8%
Other, net	12,745	12,221	12,189	10,967	11,275	11,243	11,066		(1,123)	-9.2%	37,155	33,584	(3,572)	-9.6%
Revenues	457,842	441,834	463,301	456,832	464,634	443,606	461,567		(1,734)	-0.4%	1,362,976	1,369,806	6,830	0.5%

Benefits and expenses:
Benefits and claims	171,243	148,725	168,319	163,257	167,252	144,174	161,658		(6,661)	-4.0%	488,287	473,083	(15,204)	-3.1%
Future policy benefits remeasurement (gain)/loss	(3,402)	(5,743)	(23,392)	(5,190)	(7,564)	(4,858)	(9,491)		13,901	59.4%	(32,537)	(21,913)	10,624	32.7%
Amortization of DAC	76,921	78,386	79,876	81,227	82,666	83,567	85,031		5,155	6.5%	235,184	251,265	16,081	6.8%
Insurance commissions	2,649	2,238	2,755	1,993	2,042	2,223	2,485		(270)	-9.8%	7,641	6,750	(891)	-11.7%
Insurance expenses	63,645	63,216	63,058	68,966	65,378	70,020	69,191		6,133	9.7%	189,919	204,589	14,671	7.7%
Benefits and expenses	311,056	286,821	290,616	310,254	309,774	295,126	308,875		18,258	6.3%	888,494	913,775	25,281	2.8%
Income before income taxes	$146,785	$155,012	$172,684	$146,578	$154,859	$148,480	$152,692		$(19,993)	-11.6%	$474,482	$456,031	$(18,451)	-3.9%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$538,072	$547,938	$551,915	$554,372	$559,529	$567,669	$570,459		$18,544	3.4%	$1,637,925	$1,697,657	$59,732	3.6%
Pre-IPO direct premiums (5)	316,359	313,981	312,132	310,766	307,674	305,935	302,114		(10,018)	-3.2%	942,471	915,723	(26,749)	-2.8%
Total direct premiums	$854,430	$861,919	$864,047	$865,138	$867,202	$873,604	$872,573		$8,526	1.0%	$2,580,396	$2,613,380	$32,983	1.3%

Premiums ceded to IPO coinsurers	$191,477	$187,988	$185,392	$183,123	$179,575	$176,766	$173,221		$(12,171)	-6.6%	$564,857	$529,562	$(35,295)	-6.2%
% of Pre-IPO direct premiums	60.5%	59.9%	59.4%	58.9%	58.4%	57.8%	57.3%		nm	nm	59.9%	57.8%	nm	nm

Benefits and claims, net (6)	$385,698	$387,300	$372,471	$394,217	$393,956	$403,791	$401,019		$28,548	7.7%	$1,145,469	$1,198,765	$53,297	4.7%
% of adjusted direct premiums	58.2%	57.5%	54.9%	57.8%	57.3%	57.9%	57.3%		nm	nm	56.8%	57.5%	nm	nm

DAC amortization & insurance commissions	$79,570	$80,624	$82,631	$83,220	$84,709	$85,790	$87,517		$4,886	5.9%	$242,825	$258,015	$15,190	6.3%
% of adjusted direct premiums	12.0%	12.0%	12.2%	12.2%	12.3%	12.3%	12.5%		nm	nm	12.0%	12.4%	nm	nm

Insurance expenses, net (7)	$50,900	$50,995	$50,869	$57,999	$54,103	$58,777	$58,125		$7,256	14.3%	$152,763	$171,006	$18,242	11.9%
% of adjusted direct premiums	7.7%	7.6%	7.5%	8.5%	7.9%	8.4%	8.3%		nm	nm	7.6%	8.2%	nm	nm

Total Term Life income before income taxes	$146,785	$155,012	$172,684	$146,578	$154,859	$148,480	$152,692		$(19,993)	-11.6%	$474,482	$456,031	$(18,451)	-3.9%
Term Life operating margin (8)	22.1%	23.0%	25.4%	21.5%	22.5%	21.3%	21.8%		nm	nm	23.5%	21.9%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

8 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	151,611	152,167	152,592	152,200	151,524	149,732	148,612		(3,980)	-2.6%	151,611	151,524	(87)	-0.1%
New life-licensed representatives	12,339	12,903	12,482	10,998	10,569	11,020	10,722		(1,760)	-14.1%	37,724	32,311	(5,413)	-14.3%
Non-renewal and terminated representatives	(11,783)	(12,478)	(12,874)	(11,674)	(12,361)	(12,140)	(12,276)		598	4.6%	(37,135)	(36,777)	358	1.0%
Life-insurance licensed sales force, end of period	152,167	152,592	152,200	151,524	149,732	148,612	147,058		(5,142)	-3.4%	152,200	147,058	(5,142)	-3.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.4	$78.5	$69.8	$67.1	$64.9	$70.3	$66.1		$(3.7)	-5.4%	$222.7	$201.3	$(21.5)	-9.6%
Additions and increases in premium	18.5	20.2	19.0	17.9	18.4	19.5	18.2		(0.7)	-3.8%	57.7	56.2	(1.5)	-2.6%
Total estimated annualized issued term life premium	$93.0	$98.7	$88.8	$85.0	$83.3	$89.9	$84.3		$(4.5)	-5.0%	$280.4	$257.5	$(22.9)	-8.2%

Issued term life policies	86,415	89,850	79,379	76,143	74,054	78,904	73,813		(5,566)	-7.0%	255,644	226,771	(28,873)	-11.3%
Estimated average annualized issued term life premium per policy (1)(2)	$861	$874	$879	$882	$876	$891	$895		$16	1.8%	$871	$888	$16	1.9%

Term life face amount in-force, beginning of period ($mills)	$953,583	$956,981	$968,312	$967,024	$967,612	$965,671	$967,905		$(407)	nm	$953,583	$967,612	$14,029	1.5%
Issued term life face amount (3)	28,455	30,292	27,067	26,068	25,678	27,737	25,708		(1,358)	-5.0%	85,814	79,123	(6,691)	-7.8%
Terminated term life face amount	(24,979)	(24,795)	(26,159)	(27,170)	(25,578)	(23,645)	(24,862)		1,297	5.0%	(75,934)	(74,085)	1,849	2.4%
Foreign currency impact, net	(77)	5,834	(2,196)	1,690	(2,041)	(1,858)	(79)		2,117	96.4%	3,561	(3,979)	(7,539)	nm
Term life face amount in-force, end of period	$956,981	$968,312	$967,024	$967,612	$965,671	$967,905	$968,672		$1,648	0.2%	$967,024	$968,672	$1,648	0.2%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

9 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$111,270	$115,933	$118,637	$131,305	$136,355	$135,509	$140,822		$22,185	18.7%	$345,841	$412,686	$66,845	19.3%
Asset-based	152,014	154,735	172,286	181,407	187,366	197,598	209,261		36,974	21.5%	479,036	594,226	115,190	24.0%
Account-based	24,195	24,394	24,420	24,347	23,619	24,118	24,514		93	0.4%	73,008	72,251	(758)	-1.0%
Other, net	3,333	3,236	3,445	3,275	3,305	3,293	3,429		(16)	-0.5%	10,013	10,026	13	0.1%
Revenues	290,812	298,297	318,789	340,335	350,645	360,519	378,025		59,236	18.6%	907,898	1,089,189	181,291	20.0%

Benefits and expenses:
Amortization of DAC	1,337	1,368	1,355	1,321	1,334	1,304	1,308		(47)	-3.4%	4,060	3,946	(114)	-2.8%
Insurance commissions	3,277	3,468	3,485	3,526	3,457	3,450	3,477		(8)	-0.2%	10,229	10,384	155	1.5%
Sales commissions:
Sales-based	77,267	82,935	82,867	89,561	95,168	95,816	98,767		15,900	19.2%	243,069	289,751	46,682	19.2%
Asset-based	76,246	78,010	87,337	93,247	95,360	100,677	106,518		19,181	22.0%	241,593	302,555	60,962	25.2%
Other operating expenses	51,414	53,096	49,522	52,071	54,427	55,056	53,902		4,379	8.8%	154,032	163,384	9,352	6.1%
Benefits and expenses	209,541	218,877	224,565	239,726	249,745	256,303	263,972		39,406	17.5%	652,983	770,020	117,037	17.9%
Income before income taxes	$81,270	$79,420	$94,223	$100,609	$100,900	$104,216	$114,054		$19,830	21.0%	$254,914	$319,169	$64,254	25.2%

Financial Analysis

Fees paid based on client asset values (1)	$10,915	$11,404	$12,285	$12,803	$13,287	$14,493	$15,590		$3,305	26.9%	$34,604	$43,370	$8,765	25.3%
Fees paid based on fee-generating positions (2)	12,410	11,015	10,341	10,543	11,121	10,553	10,361		20	0.2%	33,766	32,035	(1,731)	-5.1%
Other operating expenses	28,089	30,676	26,896	28,724	30,019	30,010	27,951		1,054	3.9%	85,661	87,979	2,318	2.7%
Total other operating expenses	$51,414	$53,096	$49,522	$52,071	$54,427	$55,056	$53,902		$4,379	8.8%	$154,032	$163,384	$9,352	6.1%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.37%	1.29%	1.38%	1.49%	1.38%	1.32%	1.38%		nm	nm	1.34%	1.36%	nm	nm
Canada	0.35%	0.35%	0.35%	0.27%	0.38%	0.39%	0.40%		nm	nm	0.35%	0.39%	nm	nm
Total	1.28%	1.23%	1.31%	1.40%	1.30%	1.26%	1.32%		nm	nm	1.27%	1.30%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.043%	0.043%	0.044%	0.045%	0.046%	0.047%	0.048%		nm	nm	0.130%	0.141%	nm	nm
Canada	0.113%	0.109%	0.115%	0.110%	0.114%	0.116%	0.118%		nm	nm	0.336%	0.348%	nm	nm
Total	0.053%	0.053%	0.055%	0.055%	0.057%	0.057%	0.059%		nm	nm	0.162%	0.173%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.57	$4.02	$4.20	$4.09	$3.69	$3.97	$4.10		nm	nm	$11.79	$11.76	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

10 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,317.9	$1,244.0	$1,298.4	$1,323.0	$1,460.2	$1,482.4	$1,399.0		$100.6	7.7%	$3,860.3	$4,341.6	$481.3	12.5%
Canada Retail Mutual Funds	220.7	168.5	185.7	212.9	235.2	199.2	210.7		25.0	13.4%	574.9	645.0	70.1	12.2%
Indexed Annuities	71.1	93.0	72.7	70.2	77.2	68.4	59.5		(13.2)	-18.2%	236.8	205.1	(31.7)	-13.4%
Variable Annuities and other	1,038.9	1,178.7	1,180.6	1,375.3	1,383.6	1,387.8	1,518.2		337.5	28.6%	3,398.1	4,289.5	891.4	26.2%
Total sales-based revenue generating product sales	2,648.6	2,684.2	2,737.4	2,981.4	3,156.2	3,137.8	3,187.3		449.9	16.4%	8,070.2	9,481.3	1,411.2	17.5%
Managed Accounts	596.7	634.1	717.2	822.5	821.5	903.6	909.5		192.3	26.8%	1,948.0	2,634.6	686.7	35.3%
Canada Retail Mutual Funds - no upfront sales comm	296.4	218.6	244.7	261.6	313.8	282.0	261.4		16.7	6.8%	759.7	857.2	97.4	12.8%
Segregated Funds	17.7	11.5	12.6	45.1	40.3	33.9	47.0		34.4	nm	41.8	121.1	79.4	nm
Total product sales	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8	$4,357.3	$4,405.2		$693.3	18.7%	$10,819.6	$13,094.3	$2,274.6	21.0%

Total Canada Retail Mutual Funds	$517.1	$387.1	$430.4	$474.5	$549.0	$481.2	$472.1		$41.6	9.7%	$1,334.6	$1,502.2	$167.6	12.6%
Segregated Funds	17.7	11.5	12.6	45.1	40.3	33.9	47.0		34.4	nm	41.8	121.1	79.4	nm
Total Canada product sales	534.8	398.6	443.0	519.5	589.2	515.1	519.1		76.1	17.2%	1,376.4	1,623.3	246.9	17.9%
Total U.S. product sales	3,024.6	3,149.8	3,268.9	3,591.0	3,742.5	3,842.3	3,886.1		617.2	18.9%	9,443.2	11,470.9	2,027.7	21.5%
Total product sales	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8	$4,357.3	$4,405.2		$693.3	18.7%	$10,819.6	$13,094.3	$2,274.6	21.0%

Client asset values, beginning of period ($mills)	$112,081	$109,908	$120,224	$126,793	$128,891	$126,762	$140,042		$19,817	16.5%	$112,081	$128,891	$16,810	15.0%
Inflows	3,559	3,548	3,712	4,111	4,332	4,357	4,405		693	18.7%	10,820	13,094	2,275	21.0%
Outflows (1)	(3,017)	(3,062)	(3,349)	(3,786)	(3,970)	(3,961)	(3,998)		(650)	-19.4%	(9,428)	(11,929)	(2,501)	-26.5%
Net flows	542	487	363	325	362	397	407		44	12.0%	1,392	1,165	(227)	-16.3%
Foreign currency impact, net	(12)	900	(357)	290	(351)	(318)	(15)		342	95.8%	531	(685)	(1,215)	nm
Change in market value, net and other (2)	(2,703)	8,931	6,562	1,483	(2,140)	13,201	(819)		(7,381)	-112.5%	12,790	10,243	(2,547)	-19.9%
Client asset values, end of period	$109,908	$120,224	$126,793	$128,891	$126,762	$140,042	$139,614		$12,821	10.1%	$126,793	$139,614	$12,821	10.1%
Annualized net flows as % of beginning of period asset values	1.9%	1.8%	1.2%	1.0%	1.1%	1.3%	1.2%		0.0%	nm	1.7%	1.2%	-0.5%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$54,649	$54,324	$58,410	$60,288	$60,243	$62,298	$63,837		$5,427	9.3%	$55,794	$62,126	$6,332	11.3%
Canada Retail Mutual Funds	14,555	15,153	16,452	17,226	17,764	18,624	19,134		2,681	16.3%	15,387	18,507	3,120	20.3%
Managed Accounts	11,537	12,167	13,759	15,070	16,190	17,760	19,206		5,446	39.6%	12,488	17,718	5,231	41.9%
Indexed Annuities	3,003	3,033	3,061	3,081	3,093	3,121	3,130		69	2.2%	3,033	3,115	82	2.7%
Variable Annuities and other	27,086	27,075	29,127	30,210	30,276	31,451	32,542		3,415	11.7%	27,763	31,423	3,660	13.2%
Segregated Funds	2,189	2,223	2,307	2,301	2,310	2,297	2,304		(3)	-0.1%	2,239	2,303	64	2.9%
Total	$113,018	$113,975	$123,117	$128,175	$129,875	$135,550	$140,152		$17,035	13.8%	$116,703	$135,192	$18,489	15.8%

Canada Retail Mutual Funds	$14,555	$15,153	$16,452	$17,226	$17,764	$18,624	$19,134		$2,681	16.3%	$15,387	$18,507	$3,120	20.3%
Segregated Funds	2,189	2,223	2,307	2,301	2,310	2,297	2,304		(3)	-0.1%	2,239	2,303	64	2.9%
Total Canada average client assets	16,743	17,376	18,759	19,526	20,073	20,921	21,437		2,678	14.3%	17,626	20,810	3,184	18.1%
Total U.S. average client assets	96,274	96,599	104,358	108,649	109,802	114,629	118,714		14,357	13.8%	99,077	114,382	15,305	15.4%
Total average client assets	$113,018	$113,975	$123,117	$128,175	$129,875	$135,550	$140,152		$17,035	13.8%	$116,703	$135,192	$18,489	15.8%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,419	2,437	2,448	2,459	2,467	2,483	2,497		48	2.0%	2,435	2,482	48	2.0%
Recordkeeping only	885	893	902	912	924	938	952		50	5.6%	893	938	45	5.0%
Total	3,304	3,330	3,350	3,372	3,391	3,421	3,449		98	2.9%	3,328	3,420	92	2.8%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

11 of 16

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,414	$4,335	$4,604	$3,892	$4,044	$4,149	$4,266		$(338)	-7.4%	$13,354	$12,458	$(895)	-6.7%
Ceded premiums	(1,187)	(1,102)	(1,169)	(1,571)	(1,016)	(1,039)	(1,137)		32	2.7%	(3,458)	(3,191)	267	7.7%
Net premiums	3,227	3,233	3,435	2,321	3,028	3,110	3,129		(306)	-8.9%	9,895	9,267	(628)	-6.3%
Adjusted net investment income	41,141	40,746	42,110	42,588	43,283	43,738	45,740		3,631	8.6%	123,997	132,761	8,764	7.1%
Commissions and fees:
Prepaid legal services	3,682	4,009	2,304	3,479	3,326	3,935	3,879		1,576	68.4%	9,994	11,140	1,146	11.5%
Auto and homeowners insurance	1,966	2,440	2,941	2,245	1,988	2,339	3,235		294	10.0%	7,347	7,562	215	2.9%
Mortgage loans	2,129	3,020	3,281	2,984	2,553	3,416	3,224		(58)	-1.8%	8,430	9,193	763	9.1%
Other sales commissions	1,701	1,502	1,620	1,618	1,535	1,695	1,783		163	10.1%	4,823	5,013	190	3.9%
Other, net	1,057	938	1,098	1,106	1,307	1,018	1,241		143	13.0%	3,093	3,566	473	15.3%
Adjusted operating revenues	54,902	55,887	56,789	56,341	57,019	59,250	62,232		5,442	9.6%	167,579	178,501	10,922	6.5%

Benefits and expenses:
Benefits and claims	3,619	3,769	3,833	3,162	4,002	3,154	5,794		1,961	51.2%	11,220	12,951	1,730	15.4%
Future policy benefits remeasurement (gain)/loss	128	(152)	278	82	187	(180)	(2,342)		(2,620)	nm	255	(2,335)	(2,590)	nm
Amortization of DAC	291	288	267	265	260	256	252		(15)	-5.7%	847	768	(79)	-9.3%
Insurance commissions	199	45	(741)	101	119	106	108		848	114.6%	(497)	332	829	nm
Insurance expenses	1,160	1,147	1,074	1,202	1,189	1,139	1,166		92	8.6%	3,380	3,494	113	3.4%
Sales commissions	4,605	5,346	4,484	5,015	4,682	5,431	5,631		1,147	25.6%	14,435	15,744	1,309	9.1%
Interest expense	6,004	6,000	5,985	5,968	5,861	5,833	5,750		(235)	-3.9%	17,990	17,443	(546)	-3.0%
Other operating expenses	46,924	36,696	37,811	40,834	47,455	39,680	40,537		2,726	7.2%	121,431	127,672	6,241	5.1%
Benefits and expenses	62,930	53,139	52,992	56,629	63,755	55,418	56,895		3,904	7.4%	169,061	176,069	7,007	4.1%
Adjusted operating income before income taxes	$(8,028)	$2,748	$3,798	$(288)	$(6,736)	$3,832	$5,336		$1,539	40.5%	$(1,482)	$2,433	$3,915	nm

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2026
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$782,723	$782,723	$-	19.0%	17.8%

Fixed Income:
Treasury	13,451	14,095	(644)	0.3%	0.3%	3.5%	AA+
Government	214,230	236,209	(21,979)	5.2%	5.4%	3.4%	AA-
Tax-Exempt Municipal	41,389	47,126	(5,736)	1.0%	1.1%	3.4%	AA
Public Corporate	1,764,500	1,896,929	(132,429)	42.8%	43.1%	4.6%	BBB+
Mortgage-Backed	640,857	722,759	(81,902)	15.5%	16.4%	4.3%	AAA
Asset-Backed	218,418	224,261	(5,843)	5.3%	5.1%	4.6%	AA
CMBS	76,567	84,847	(8,280)	1.9%	1.9%	3.7%	A+
Private Placements	341,518	363,705	(22,187)	8.3%	8.3%	5.4%	BBB+
Redeemable Preferred	2,555	3,248	(693)	0.1%	0.1%	5.0%	BBB-
Total Fixed Income	3,313,486	3,593,180	(279,694)	80.3%	81.6%	4.5%	A

Equities and Other:
Perpetual Preferred	3,303	3,303	-	0.1%	0.1%
Common Stock	21,347	21,347	-	0.5%	0.5%
Mutual Fund	4,076	4,076	-	0.1%	0.1%
Derivative	43	43	-	0.0%	0.0%
Total Equities	28,770	28,770	-	0.7%	0.7%

Total Invested Assets	$4,124,978	$4,404,673	$(279,694)	100.0%	100.0%

Public Corporate Portfolio by Sector

Banking	$104,536	$106,172	$(1,636)	5.9%	5.6%
Basic Industry	64,853	73,488	(8,636)	3.7%	3.9%
Brokerage	69,351	74,187	(4,836)	3.9%	3.9%
Capital Goods	129,705	137,419	(7,714)	7.4%	7.2%
Communications	71,268	76,597	(5,330)	4.0%	4.0%
Consumer Cyclical	140,416	149,148	(8,733)	8.0%	7.9%
Consumer Non Cyclical	177,938	197,342	(19,404)	10.1%	10.4%
Electric	132,135	144,266	(12,131)	7.5%	7.6%
Energy	255,585	271,415	(15,830)	14.5%	14.3%
Finance Companies	53,198	54,549	(1,351)	3.0%	2.9%
Financial Other	3,114	3,276	(162)	0.2%	0.2%
Industrial Other	6,037	6,685	(649)	0.3%	0.4%
Insurance	258,355	279,053	(20,698)	14.6%	14.7%
Natural Gas	21,808	23,243	(1,436)	1.2%	1.2%
Owned No Guarantee	2,037	2,325	(288)	0.1%	0.1%
Reits	117,000	127,563	(10,563)	6.6%	6.7%
Technology	102,520	112,027	(9,507)	5.8%	5.9%
Transportation	50,858	53,779	(2,921)	2.9%	2.8%
Utility Other	3,789	4,393	(604)	0.2%	0.2%
Total Public Corporate portfolio	$1,764,500	$1,896,929	$(132,429)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.
1-2 Yrs.	$443,233	$445,900	$(2,667)	13.4%	12.4%	4.1%
2-5 Yrs.	191,797	195,429	(3,632)	5.8%	5.4%	4.0%
5-10 Yrs.	811,880	865,648	(53,768)	24.5%	24.1%	4.0%
> 10 Yrs.	1,014,922	1,122,966	(108,043)	30.6%	31.3%	4.4%
Total Fixed Income	851,654	963,237	(111,583)	25.7%	26.8%	5.4%
	$3,313,486	$3,593,180	$(279,694)	100.0%	100.0%	4.5%

Duration

Fixed Income portfolio duration	5.3	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2026	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$683,297	19.0%
AA	486,622	13.5%
A	895,503	24.9%
BBB	1,483,051	41.3%
Below Investment Grade	43,285	1.2%
NA	1,420	0.0%
Total Fixed Income	$3,593,180	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$2,038	0.1%	AAA	$-	—
AA	84,911	4.5%	AA	4,000	1.1%
A	557,046	29.4%	A	114,349	31.4%
BBB	1,213,691	64.0%	BBB	244,356	67.2%
Below Investment Grade	39,042	2.1%	Below Investment Grade	1,000	0.3%
NA	201	0.0%	NA	-	—
Total Corporate	$1,896,929	100.0%	Total Private	$363,705	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$22,096	26.0%	AAA	$568,658	78.7%
AA	16,827	19.8%	AA	153,965	21.3%
A	36,544	43.1%	A	-	—
BBB	6,190	7.3%	BBB	-	—
Below Investment Grade	3,191	3.8%	Below Investment Grade	52	0.0%
NA	-	—	NA	84	0.0%
Total CMBS	$84,847	100.0%	Total Mortgage-Backed	$722,759	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$65,915	29.4%	AAA	$19,570	7.8%
AA	55,561	24.8%	AA	139,682	55.8%
A	63,763	28.4%	A	74,350	29.7%
BBB	-	—	BBB	15,566	6.2%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	-	—	NA	1,136	0.5%
Total Asset-Backed	$185,238	82.6%	Total Treasury & Government	$250,304	100.0%

NAIC Designations

1	$1,744,967	57.5%
2	1,250,128	41.2%
3	35,431	1.2%
4	3,975	0.1%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	3,034,500	100.0%
Other (3)	587,450
Cash and cash equivalents	782,723
Total Invested Assets	$4,404,673

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q3
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$33,513	$34,346	$35,218	$36,130	$38,133	$40,394	$40,767		$5,549	15.8%
Fixed-maturity securities (held-to-maturity)	14,669	14,621	14,476	14,278	13,223	12,862	12,345		(2,131)	-14.7%
Equity Securities	314	315	318	321	323	329	330		12	3.8%
Deposit asset underlying 10% reinsurance treaty	1,857	1,736	1,659	1,512	—	—	—		(1,659)	-100.0%
Deposit asset - Mark to Market	530	182	321	(466)	—	—	—		(321)	-100.0%
Policy loans and other invested assets	1,032	482	611	617	673	201	718		107	17.5%
Cash & cash equivalents	6,519	5,959	6,340	6,065	6,189	4,838	5,943		(397)	-6.3%
Total investment income	58,435	57,641	58,943	58,457	58,542	58,624	60,086		1,143	1.9%
Investment expenses	2,095	2,092	2,036	2,057	2,036	2,024	2,001		(35)	-1.7%
Interest Expense on Surplus Note	14,669	14,621	14,476	14,278	13,223	12,862	12,345		(2,131)	-14.7%
Net investment income	$41,671	$40,928	$42,431	$42,122	$43,283	$43,738	$45,740		$3,309	7.8%
Fixed income book yield, end of period	4.21%	4.26%	4.27%	4.30%	4.39%	4.43%	4.51%
New money yield	5.47%	5.64%	5.15%	4.92%	5.00%	4.94%	5.58%

									YOY Q3
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.0%	19.3%	19.3%	19.7%	19.2%	18.4%	19.0%		-0.3%
AA	13.6%	14.0%	14.6%	14.9%	14.0%	13.6%	13.5%		-1.1%
A	24.5%	23.8%	24.0%	23.8%	25.1%	24.8%	24.9%		0.9%
BBB	41.7%	41.9%	41.0%	40.6%	40.8%	42.4%	41.3%		0.3%
Below Investment Grade	1.1%	0.9%	0.9%	1.1%	0.9%	0.9%	1.2%		0.3%
NA	0.1%	0.1%	0.1%	0.0%	0.1%	0.0%	0.0%		-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%		—

Average rating by amortized cost	A	A	A	A	A	A	A

		As of September 30, 2026				As of September 30, 2026			As of September 30, 2026
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Province of Alberta Canada	$13,957	$15,010	AA-	Canada	$87,767	$95,558	AAA	$—	$—
2	Province of Ontario Canada	13,162	13,768	A+	United Kingdom	32,027	33,306	AA	—	—
3	T-Mobile US Inc	12,540	13,022	BBB+	Australia	26,050	28,143	A	11,170	12,456
4	Devon Energy Corp	11,577	11,902	BBB+	Germany	18,265	19,193	BBB	14,404	15,116
5	Jefferies Financial Group Inc	11,539	12,817	BBB	France	12,020	12,737	Below Investment Grade	—	—
6	Enbridge Inc	11,506	12,341	BBB+	Italy	10,760	10,868	NA	—	—
7	Manulife Financial Corp	11,424	12,218	A	Bermuda	10,658	10,976	Total	$25,574	$27,572
8	Intact Financial Corp	10,910	11,306	A+	Cayman Islands	9,640	9,861
9	KKR & Co Inc	10,835	11,609	A	Mexico	9,488	10,517
10	Parker-Hannifin Corp	10,702	11,382	BBB+	Luxembourg	7,825	7,662	Non-Government Investments (1)
11	MetLife Inc	10,557	10,601	A-	Ireland	7,276	7,471
12	Aon PLC	10,399	10,946	A-	Norway	5,476	5,792	AAA	$—	$—
13	Wells Fargo & Co	10,182	10,441	A-	Spain	4,559	4,914	AA	7,613	7,694
14	Oracle Corp	10,031	11,903	BBB-	Panama	2,833	3,042	A	59,447	62,105
15	Province of Quebec Canada	9,955	10,507	AA-	Aruba	2,640	2,767	BBB	179,970	192,037
16	Enel SpA	9,886	9,969	BBB	Emerging Markets (2)	15,432	16,486	Below Investment Grade	1,871	2,123
17	Alimentation Couche-Tard Inc	9,686	10,523	BBB+	All Other	11,759	12,240	NA	—	—
18	ONEOK Inc/OK	9,671	10,458	BBB+	Total	$274,476	$291,531	Total	$248,901	$263,959
19	Province of New Brunswick Canada	9,599	10,583	A+
20	Simon Property Group Inc	9,513	10,929	A
21	Sammons Enterprises Inc	9,450	10,392	BBB+
22	PNC Financial Services Group Inc/The	9,329	10,043	A-
23	CVS Health Corp	9,219	11,296	BBB
24	Ontario Teachers' Cadillac Fairview Properties	9,164	10,234	A+
25	Apollo Global Management Inc	9,130	9,983	A
	Total	$263,923	$284,182

	% of total fixed income portfolio	6.4%	6.5%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2021	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026

Recruits	349,374	359,735	361,925	445,425	358,316	100,867	80,924	101,156	75,369	84,217	82,346	90,818

Life-insurance licensed sales force, beginning of period	134,907	129,515	135,208	141,572	151,611	151,611	152,167	152,592	152,200	151,524	149,732	148,612
New life-licensed representatives	39,622	45,147	49,096	56,320	48,722	12,339	12,903	12,482	10,998	10,569	11,020	10,722
Non-renewal and terminated representatives	(45,014)	(39,454)	(42,732)	(46,281)	(48,809)	(11,783)	(12,478)	(12,874)	(11,674)	(12,361)	(12,140)	(12,276)
Life-insurance licensed sales force, end of period	129,515	135,208	141,572	151,611	151,524	152,167	152,592	152,200	151,524	149,732	148,612	147,058

Issued term life policies	323,855	291,918	358,860	370,396	331,787	86,415	89,850	79,379	76,143	74,054	78,904	73,813

Issued term life face amount	$108,521	$103,822	$119,102	$122,233	$111,882	$28,455	$30,292	$27,067	$26,068	$25,678	$27,737	$25,708

Term life face amount in-force, beginning of period	$858,818	$903,404	$916,808	$944,609	$953,583	$953,583	$956,981	$968,312	$967,024	$967,612	$965,671	$967,905
Issued term life face amount	108,521	103,822	119,102	122,233	111,882	28,455	30,292	27,067	26,068	25,678	27,737	25,708
Terminated term life face amount	(64,798)	(82,894)	(94,230)	(103,872)	(103,103)	(24,979)	(24,795)	(26,159)	(27,170)	(25,578)	(23,645)	(24,862)
Foreign currency impact, net	862	(7,524)	2,929	(9,387)	5,251	(77)	5,834	(2,196)	1,690	(2,041)	(1,858)	(79)
Term life face amount in force, end of period	$903,404	$916,808	$944,609	$953,583	$967,612	$956,981	$968,312	$967,024	$967,612	$965,671	$967,905	$968,672

Estimated annualized issued term life premium
Premium from new policies	$297.2	$271.9	$302.4	$318.0	$289.9	$74.4	$78.5	$69.8	$67.1	$64.9	$70.3	$66.1
Additions and increases in premium	77.0	76.7	74.3	74.7	75.6	18.5	20.2	19.0	17.9	18.4	19.5	18.2
Total estimated annualized issued term life premium	$374.2	$348.5	$376.6	$392.7	$365.4	$93.0	$98.7	$88.8	$85.0	$83.3	$89.9	$84.3

Investment & Savings product sales	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$14,930.2	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8	$4,357.3	$4,405.2

Investment & Savings average client asset values	$89,993	$87,193	$89,474	$105,742	$119,571	$113,018	$113,975	$123,117	$128,175	$129,875	$135,550	$140,152

Closed U.S. Mortgage Volume (brokered)	$1,229.2	$567.2	$293.4	$397.4	$500.7	$93.5	$132.8	$143.4	$130.9	$113.1	$150.6	$142.6

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